CUSIP No.25179M103

Exhibit 1

                            JOINT FILING AGREEMENT

       Kerr-McGee Corporation, a Delaware corporation, Kerr-McGee
Worldwide Corporation, a Delaware corporation, Kerr-McGee Oil & Gas Corporation, a Delaware corporation, and Kerr-McGee Chemical Worldwide LLC, a Delaware limited liability company, each hereby agrees, in accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, that the Schedule 13G filed herewith, and any amendments thereto, relating to the shares of common stock, par value $0.10, of Devon Energy Corporation is, and will be, jointly filed on behalf of each such person and further agree that this Joint Filing Agreement be included as an exhibit to such joint filings. In evidence thereof, the undersigned hereby execute this Agreement as of the date set forth below.

Dated: January 3, 2003

                                    KERR-MCGEE CORPORATION


                                    By:      /s/ John F. Reichenberger
                                            --------------------------------
                                    Name:    John F. Reichenberger
                                    Title:   Vice President, Assistant Secretary
                                             and Deputy General Counsel


                                    KERR-MCGEE WORLDWIDE CORPORATION


                                    By:      /s/ John F. Reichenberger
                                           --------------------------------
                                    Name:    John F. Reichenberger
                                    Title:   Vice President and Assistant
                                             Secretary


                                    KERR-MCGEE OIL & GAS CORPORATION


                                    By:      /s/ John F. Reichenberger
                                             --------------------------------
                                    Name:    John F. Reichenberger
                                    Title:   Vice President


                                    KERR-MCGEE CHEMICAL WORLDWIDE LLC


                                    By:      /s/ John F. Reichenberger
                                             --------------------------------
                                    Name:    John F. Reichenberger
                                    Title:   Vice President and Assistant
                                             Secretary